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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

To the Stockholders and Directors of eSat, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-1 of our report dated February 23, 1999 relating to the financial statements of eSat, Inc., for the years ended December 31, 1998 and 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                               Lichter, Weil and Associates

                                               /s/  Lichter, Weil and Associates

Los Angeles, California
August 21, 2000